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                                    Dey, L.P.
                        2751 Napa Valley Corporate Drive
                             Napa, California 94558
                                  707-224-3200

April 28, 1999


Allergy Free, L.P.
905 Gemini
Houston, Texas 77058
Attention:   Chief Executive Officer

         Reference is made to the Management Services Agreement (the "Agreement"), dated as of September 1, 1998, between Allergy Free, L.P., a Delaware limited partnership, and Dey, L.P., a Delaware limited partnership.

         In accordance with Section 3.5 of the Agreement, the parties hereby agree to amend the Agreement effective May 1, 1999 to delete the first sentence of Section 1.2 thereof in its entirety and substitute the following:

         "In exchange for the Services, the Company shall pay to Dey an annual fee of $200,000 paid quarterly in arrears."

         If you agree with the foregoing, please sign below and forward the same to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        DEY, L.P.
                                        by Dey, Inc., its general partner

                                        By: /s/ Charles A. Rice
                                            ----------------------------------
                                            Name: Charles A. Rice
                                            Title: President and CEO
The foregoing is hereby
accepted as of the
date first written above

ALLERGY FREE, L.P.
by Allergy Free II, Inc., its general partner

By: /s/ Pamela R. Marrs
    -------------------------------------------------
    Name: Pamela R. Marrs
    Title: Executive Vice President and CFO